Exhibit 10.46

EXECUTION VERSION

WAIVER AND EIGHTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

This Waiver and Eighth Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”) is entered into as of March 31, 2007 (the “Effective Date”) by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the “US-Borrower”), (ii) Burtek Systems Corp., a Nova Scotia ULC and successor by amalgamation to Burtek Systems Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a “Canada-Borrower”, and collectively, the “Canada-Borrowers”); (iii) Richardson Electronics Limited, an English limited liability company (the “UK-Borrower”); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company (each a “Euro-Borrower” and collectively, the “Euro-Borrowers”), and (v) Richardson Electronics KK, a company organized under the laws of Japan (the “Japan-Borrower”) (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers and the Japan-Borrower are collectively referred to as the “Borrowers”), the lenders party hereto (each, a “Lender” and collectively, the “Lenders”), JP Morgan Bank, N.A., London Branch, as Eurocurrency Agent (the “Eurocurrency Agent”), JPMorgan Chase Bank, N.A., Toronto Branch as Canada Agent (the “Canada Agent”), JPMorgan Chase Bank, N.A., through its International Banking Facility (IBF) Branch as Japan Agent (the “Japan Agent”) JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”) (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the “Funding Agents” and each individually a “Funding Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 as amended by the Consent and Waiver dated as of January 21, 2005, the Waiver and Second Amendment to Amended and Restated Revolving Credit Agreement dated as of August 24, 2005, the Waiver and Third Amendment to Amended and Restated Revolving Credit Agreement dated as of October 12, 2005, the Waiver and Fourth Amendment to Amended and Restated Revolving Credit Agreement dated as of August 4, 2006, the Fifth Amendment to Amended and Restated Revolving Credit Agreement dated as of September 26, 2006, the Sixth Amendment to Amended and Restated Revolving Credit Agreement dated as of January 19, 2007 (the “Sixth Amendment”), and by the Waiver, Consent and Seventh Amendment to Amended and Restated Revolving Credit Agreement dated as of March 20, 2007 (the foregoing being collectively referred to as the “Agreement”);

WHEREAS, US Borrower desires to sell substantially all the assets of its or their Burtek Systems Division (formerly known as the Security Systems Division) (“SSD Burtek”), wherever located, including all of the capital stock or assets of SSD Burtek or Burtek Systems Corp. (the “SSD Sale”);

WHEREAS, the terms and conditions of the SSD Sale are consented to in Section 4 of the Sixth Amendment and parties desire to amend the consent set forth in Section 4 of the Sixth Amendment;

WHEREAS, the Lenders desire to waive certain Events of Default associated with the maximum leverage ratio;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement.

2. Amendment to Section 4 of the Sixth Amendment. Pursuant to Section 4 of the Sixth Amendment, the Lenders consented to the SSD Sale. The parties now wish to restate the consent granted in the Sixth Amendment as follows:

“4. SSD Sale (a) In the event the US-Borrower or its Affiliate desires to sell substantially all the assets of its or their Burtek Systems Division (formerly known as the Security Systems Division) (“SSD Burtek”), wherever located, including all of the capital stock or assets of SSD Burtek or Burtek Systems Corp. (the “SSD Sale”), such sale shall be completed at a price and on terms acceptable to the Administrative Agent. The SSD Sale will be conducted in full compliance with applicable law and the US-Borrower agrees to promptly provide to the Administrative Agent such documents (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof), representations and opinions as the Administrative Agent may reasonably request to evidence the terms of the SSD Sale and the compliance thereof with applicable law. Except to the extent modified by the provision of this Section 4, all other terms and conditions applicable to the SSD Sale under the Agreement remain in full force and effect.

(b) Not more than 60 days after completion of the SSD Sale, the Borrowers and the Required Lenders will amend Sections 6.24, 6.25 and 6.26 of the Agreement in connection with mutually agreeable financial covenants. The failure of the parties to reach mutually agreeable financial covenants and execute an amendment evidencing the same shall be a Default.”

3. Waiver. Effective as of March 31, 2007, the Lenders hereby waive Events of Default under Section 7.3 of the Agreement arising solely by the failure of the US-Borrower and its Subsidiaries to maintain a Leverage Ratio of less than the respective ratio set forth in Section 6.4 of the Agreement.

4. Effectiveness. This Amendment shall become effective when the Administrative Agent has received all of the following acknowledged to be satisfactory by the Administrative Agent:

(a) This Amendment, executed by the requisite signatories;

(b) A certificate, signed by the chief financial officer of Richardson Electronics, Ltd. substantially in the form of Annex A attached hereto and made a part hereof, stating that on the date on which this Amendment becomes effective (the “Effective Time”) (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing and further certifying that the representations and warranties contained in Article 5 of the Agreement are true and correct on and as of the Effective Date;

(c) The representations and warranties contained in Section 5 of this Amendment shall be true and correct in all material respects; and

(d) Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

5. Representations and Warranties. Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Agreement) that:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected;

(b) No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated thereby and the execution, delivery and performance of this Amendment and the transactions contemplated hereby will not violate the terms of any contract or agreement to which such Borrower is a party;

(c) The Agreement, as amended hereby, is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

(d) The most recent financial statements of each Borrower delivered to the Lenders are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles. There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements. There are no material liabilities of any Borrower, fixed or contingent, which are material but not reflected on such financial statements or in the notes thereto; and

(e) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred or exists under the Agreement as of the Effective Date hereof.

6. Acknowledgement and Reaffirmation; No Waiver. Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Agreement and the Agreement remains in full force and effect in accordance with its terms. Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Agreement. The consents and waivers set forth herein are expressly limited to the terms and for the purposes set forth herein and do not operate as a consent or waiver of, amendment to or modification of any other term or condition in the Agreement or any other Loan Document.

7. Expenses. The Borrowers jointly and severally agree to pay and save the Lenders and Funding Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie LLP, counsel to the Administrative Agent and certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

8. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

9. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

RICHARDSON ELECTRONICS, LTD.

BY:

TITLE:

BURTEK SYSTEMS CORP.

BY:

TITLE:

RICHARDSON ELECTRONICS CANADA, LTD.

BY:

TITLE:

RICHARDSON ELECTRONICS LIMITED

BY:

TITLE:

RESA, SNC

BY:

TITLE:

RICHARDSON ELECTRONIQUE SNC

BY:

TITLE:

RICHARDSON ELECTRONICS IBERICA, S.A.

BY:

TITLE:

RICHARDSON ELECTRONICS GMBH

BY:

TITLE:

RICHARDSON ELECTRONICS BENELUX B.V.

BY:

TITLE:

RICHARDSON ELECTRONICS KK

BY:

TITLE:

FUNDING AGENTS:

JPMORGAN CHASE BANK, N.A.

BY:

TITLE:

JP MORGAN CHASE BANK, N.A., London Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:

TITLE:

LENDERS:

HARRIS N.A. (f/k/a HARRIS TRUST AND SAVINGS BANK)

BY:

TITLE:

BANK OF MONTREAL, Toronto Branch

BY:

TITLE:

BANK OF MONTREAL, London Branch

BY:

TITLE:

NATIONAL CITY BANK, Canada Branch

BY:

TITLE:

NATIONAL CITY BANK, SUCCESSOR BY MERGER TO NATIONAL CITY BANK OF THE MIDWEST

BY:

TITLE:

LASALLE BANK NATIONAL ASSOCIATION

BY:

TITLE:

LASALLE BUSINESS CREDIT, a division of ABN AMRO Bank N.V., Canada Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., London Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A.

BY:

TITLE:

JP MORGAN EUROPE LIMITED

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:

TITLE:

ANNEX A

OFFICER’S CERTIFICATE

This Certificate is delivered to JPMorgan Chase Bank, N.A., as Administrative Agent by Richardson Electronics, Ltd., pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of October 29, 2004 among the Borrowers named therein, the Lenders set forth on the signature pages thereto and the Funding Agents identified therein (as amended or modified from time to time, the “Credit Agreement”). All capitalized terms used herein but not defined shall have the respective meanings ascribed thereto in the Credit Agreement. The undersigned, in his capacity as chief financial officer of Richardson Electronics, Ltd., hereby certifies to the Funding Agents and the Lenders that on the date hereof no Default or Unmatured Default has occurred and is continuing and that all the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof.

This Certificate is delivered as of March 31, 2007.

By: